UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 8, 2008

______________________________

SYSTEMAX INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13792	11-3262067
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11 Harbor Park Drive
Port Washington, New York 11050
(Address of principal executive offices)

(516) 608-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

A press release regarding first quarter 2008 financial results was issued by the registrant on May 8, 2008, a copy of which is filed as an exhibit.

Item 9.01    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired — not applicable

(b) Pro Forma Financial Information — not applicable

(c) Exhibits

 99.1    Press Release of Systemax Inc., dated May 8, 2008, regarding financial results for the first quarter of 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            SYSTEMAX INC.

            By: /s/ Curt Rush
                Name: Curt Rush
                Title:   General Counsel and Secretary

Date:  May 12, 2008

Exhibit Index

99.1    Press Release of Systemax Inc., dated May 8, 2008, regarding financial results for the first quarter of 2008.